Postponement of Plan of Conversion and Reorganization	12 Months Ended
Dec. 31, 2011
Postponement of Plan of Conversion and Reorganization
(17)	Postponement of Plan of Conversion and Reorganization

On September 30, 2010, Northfield Bancorp, Inc., a federal corporation and the stock holding company for Northfield Bank, announced due to the current market conditions that Northfield Bancorp, Inc., the recently formed Delaware corporation and proposed new holding company for Northfield Bank, had postponed its stock offering in connection with the second-step conversion of Northfield Bancorp, MHC. The Company expensed approximately $1.8 million in costs incurred for the Company’s postponed, second-step offering.